ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated September 16, 2011 to the

Portfolios’ Class I Prospectus and Class S Prospectus (each a “Prospectus” and collectively “Prospectuses”) each dated April 29, 2011.

1.	Effective September 16, 2011, the section entitled “Key Information About the Underlying Funds” of the statutory section of each Prospectus is amended to include the following:

Underlying Fund: ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Investment Objective: Long-term growth of capital and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers (those with market capitalization in excess of $1 billion). Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The portfolio may invest in foreign securities, including companies located in countries with emerging securities markets. The portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, convertible securities, currency, dividend, foreign investments/developing and emerging markets, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

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